Exhibit 99.2
July 6, 2025
To:    Royal Gold, Inc. (the “Purchaser”)
Dear Sirs/Madams:
Re:    Support and Voting Agreement
The undersigned understands that Sandstorm Gold Ltd. (the “Company”) and the Purchaser intend to enter into an arrangement agreement on the date hereof (the “Arrangement Agreement”), which will provide for, among other things, the acquisition by the Purchaser of all of the issued and outstanding common shares in the capital of the Company pursuant to a plan of arrangement under the provisions of the Business Corporations Act (British Columbia).
The undersigned understands that the Company must obtain Company Shareholder Approval for the Arrangement Resolution pursuant to the Arrangement. The undersigned acknowledges that the Purchaser would not enter into the Arrangement Agreement but for the execution and delivery of this letter agreement by the undersigned.
Capitalized terms used in this letter agreement and not otherwise defined herein shall have the respective meanings given to them in the Arrangement Agreement.
In this letter agreement words importing the singular shall include the plural and vice versa and words importing any gender include all genders. Whenever the words “include”, “includes” or “including” are used in this letter agreement, they will be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. The inclusion of headings in this letter agreement is for convenience of reference only and shall not affect the construction or interpretation hereof.
The undersigned is the beneficial owner of, or exercises control or direction over the securities of the Company set forth in Schedule A, together with any other securities of the Company directly or indirectly acquired by or issued to the undersigned during the term of this letter agreement, are collectively referred to herein as the “Subject Securities”.
This letter agreement sets out the terms and conditions of the agreement of the undersigned, among other things, to vote or cause to be voted any Company Shares and any other Subject Securities entitled to be voted at the Company Meeting and that are held by the undersigned, or over which the undersigned has control or direction, in favour of the Arrangement and any other matter that would reasonably be expected to facilitate the Arrangement and to abide by the restrictions and covenants set forth herein.
1.    Support and Voting Covenants. Subject to Section 3 hereof, from the date of this letter agreement until Termination, the undersigned agrees, in his or her capacity as a securityholder of the Company:
(a)    at any meeting of shareholders of the Company to be held to consider the Arrangement (including the Company Meeting) or any of the other transactions contemplated by the Arrangement Agreement, or any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent in lieu of a meeting) with respect to the Arrangement or any of the transactions contemplated by the Arrangement Agreement is sought, to attend (in person or by proxy) and be counted as present for purposes of establishing quorum and to vote or to cause to be voted (and not withdraw any proxies or change his or her vote in respect thereof) the Subject Securities entitled to be voted (i) in favour of the approval, consent, ratification and adoption of the Arrangement Resolution and any other matter necessary for the consummation of the Arrangement, and (ii) against any resolution, action, proposal, transaction or agreement, that would reasonably be expected to adversely affect or reduce the likelihood of the successful completion of the Arrangement, or delay, frustrate or interfere with the completion of the Arrangement;
(b)    without limiting the generality of the obligations in Section 1(a) hereof, no later than 10 days prior to a meeting where the undersigned is required to vote or cause to be voted the Subject Securities in accordance with Section 1(a) hereof, to deliver or to cause to be delivered to the Company or its transfer agent in accordance with the instructions to be set out in the management information circular of the Company in connection with such meeting, duly executed proxies or voting instruction forms, as applicable, in respect of all of the Subject Securities required to be voted or caused to be voted at such meeting (x) instructing the holder thereof to vote (i) in favour of the Arrangement Resolution and any other matter necessary for the consummation of the Arrangement, and (ii) against any matter that would reasonably be expected to adversely affect or reduce the likelihood of the successful completion of the Arrangement, or delay, frustrate or interfere with the completion of the Arrangement, and (y) naming those individuals as may be designated by the Company in the management information circular in connection with the meeting of shareholders of the Company at which the Arrangement Resolution will be voted on;
(c)    without the prior written consent of the Purchaser, not to join in the requisitioning of any meeting of shareholders of the Company for the purposes of considering any resolution which would reasonably be expected to adversely affect or reduce the likelihood of the successful completion of the Arrangement, or delay, frustrate or interfere with the completion of the Arrangement;
(d)    to revoke any and all authorities pursuant to any proxy, power of attorney, attorney-in-fact, voting trust, vote pooling, voting instruction form, other voting document or other agreement with respect to the right to vote, call meetings of shareholders or give consents or approvals of any kind with respect to the Subject Securities, in any case, that may conflict or be inconsistent with the matters set forth in this letter agreement;
(e)    not to (i) grant or agree to grant any proxy, power of attorney or other right to vote the Subject Securities, except for proxies or voting instructions to vote, or cause to be voted, securities in accordance with this letter agreement, or (ii) enter into any agreement or undertaking (including any voting agreement or voting trust with respect to the Subject Securities) that is inconsistent with, or would interfere with, or prohibit or prevent the undersigned from satisfying, his or her obligations pursuant to this letter agreement;
(f)    not to exercise any rights to dissent or rights of appraisal provided under any Laws or otherwise in connection with the Arrangement and not to exercise any shareholder rights or remedies available at common law or pursuant to securities or corporate Laws which would reasonably be regarded as likely to delay or prevent the Arrangement;
(g)    not to make any statements or take any action against the Arrangement or any aspect thereof and to not bring, or threaten to bring, any suit or proceeding for the purpose of, or which has the effect of, directly or indirectly, frustrating, stopping, preventing, impeding, delaying or varying the Arrangement;
(h)    not to, directly or indirectly, sell, transfer, gift, assign, grant a participation interest in, option, pledge, hypothecate, grant a security or voting interest in or otherwise convey or encumber (each, a “Transfer”), or enter into any agreement, option or other arrangement (including any profit sharing arrangement, forward sale or other monetization arrangement) with respect to the Transfer of any of his or her Subject Securities to any Person without the prior written consent of the Purchaser, other than:
(i)    as contemplated by the Arrangement Agreement;
(ii)    a Transfer by the undersigned of no more than 5% of his or her Subject Securities (to the extent such Subject Securities are otherwise Transferable according to their terms) following the holding of the vote relating to the Arrangement Resolution at the Company Meeting and only to one or more charitable entities or institutions;
(iii)    with respect to any Subject Securities that are Company Options, and any Subject Securities that are Company RSRs or Company PSRs that vest prior to the Termination, a Transfer by the undersigned of such number of the underlying Company Shares issued upon exercise or settlement, as applicable, of such Subject Securities as is necessary in order to satisfy (A) if applicable, payment of the exercise price of such Subject Securities, and (B) taxes or tax withholding obligations applicable to the exercise or settlement of such Subject Securities;
(iv)    with respect to any Subject Securities that are Company Options which expire on or prior to the Termination, a Transfer by the undersigned of the underlying Company Shares issued upon exercise of such Company Options;
(i)    not to tender or cause to be tendered any Subject Securities to any Company Acquisition Proposal or other take-over bid or similar transaction involving the Company or the Company Shares that is reasonably likely to in any manner delay, hinder, prevent, frustrate, interfere with or challenge the Arrangement or any transaction contemplated by the Arrangement Agreement;

(j)    notify the Purchaser promptly if any of the undersigned’s representations and warranties contained in this letter agreement becomes untrue or incorrect in any material respect; and
(k)    not do indirectly that which it may not do directly in respect of the restrictions on his or her rights with respect to the Subject Securities pursuant to this Agreement.
2.    Purchaser Covenants. From the date of this letter agreement until Termination, the Purchaser agrees:
(a)    it shall comply with its obligations under the Arrangement Agreement; and
(b)    it shall take all steps required of it to consummate the Arrangement and cause the Consideration to be made available to pay for the Subject Securities, in each case in accordance with and subject to the terms and conditions of the Arrangement Agreement and the Plan of Arrangement.
3.    Directors and Officers. Notwithstanding any other provision of this letter agreement to the contrary, the Purchaser acknowledges and agrees that the undersigned is executing this letter agreement and is bound hereunder solely in the undersigned’s capacity as a securityholder of the Company and not in the undersigned’s capacity as a director, officer or employee of the Company or any of its Subsidiaries. Notwithstanding any provision of this letter agreement to the contrary, nothing in this letter agreement shall (or shall require the undersigned or any of his or her representatives to attempt to) limit or restrict any actions or omissions of a director or officer of the Company or any of its Subsidiaries, including, without limitation, in the exercise of his or her fiduciary duties as a director or officer of the Company and any of its Subsidiaries or prevent or be construed as creating any obligation on the part of any director or officer of the Company or any of its Subsidiaries from taking any action in his or her capacity as such director or officer, and the Purchaser acknowledges and agrees that actions taken in good faith by the undersigned to discharge his or her fiduciary duties as a director or officer of the Company and any of its Subsidiaries shall not be a violation of this letter agreement.
Notwithstanding any provisions of this letter agreement to the contrary, the undersigned will be entitled to exercise his or her rights to acquire Company Shares (if any) issuable upon the exercise or settlement of the Company Options, Company RSRs and/or Company PSRs held by the undersigned upon the vesting thereof, as applicable, in compliance with the respective terms of such securities (which such Company Shares will be subject to the terms of this Agreement).
4.    Termination. This Agreement will terminate upon the earliest to occur of:
(a)    the mutual written agreement of the Purchaser and the undersigned to terminate this letter agreement;
(b)    the Effective Time;
(c)    delivery by written notice of the undersigned to the Purchaser if without the written consent of the undersigned:

(i)    the Outside Date is changed to a date that is later than January 6, 2026;
(ii)    the conditions to closing of the Arrangement Agreement are amended in a manner that is materially adverse to the undersigned; or
(iii)    there is any decrease or change in form of the Consideration.
(d)    provided that the Purchaser has not breached this letter agreement and is not then in default of the Purchaser’s obligations under this letter agreement, written notice by the Purchaser to the undersigned if: (i) any of the representations and warranties of the undersigned in this letter agreement shall not be true and correct in all material respects; or (ii) the undersigned shall not have complied with the covenants to the Purchaser contained in this letter agreement in all material respects;
(e)    provided that the undersigned has not breached this letter agreement and is not then in default of the undersigned’s obligations under this letter agreement, written notice by the undersigned to the Purchaser if (i) any of the representations and warranties of the Purchaser in this letter agreement shall not be true and correct in all material respects; or (ii) the Purchaser shall not have complied with its covenants to the undersigned contained in this letter agreement in all material respects;
(f)    the Outside Date;
(g)    a Company Change in Recommendation; or
(h)    the termination of the Arrangement Agreement in accordance with its terms
(the “Termination”). This letter agreement shall automatically terminate and be of no further force or effect following Termination. No party shall have liability to any other party except in respect of a breach of this Agreement which occurred prior to such Termination.
5.    Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants that:
(a)    neither the execution and delivery by the undersigned of this letter agreement nor the performance of the undersigned’s obligations hereunder will result in a breach of (i) any agreement or instrument to which the undersigned is a party or (ii) any Law or any judgment, decree, order or award of any Governmental Entity, except in each case as would not reasonably be expected to materially impair the ability of the undersigned to perform the undersigned’s obligations hereunder;
(b)    it is the sole beneficial or sole registered and beneficial owner of the Subject Securities, with good and marketable title thereto free of any encumbrances and demands of any nature or kind whatsoever, and, other than pursuant to the covenants set out in this letter agreement, the undersigned has the sole right to vote (in the case of the Subject Securities entitled to be voted) and dispose of (in the case of transferable Subject Securities) all of the Subject Securities;

(c)    except for the Arrangement Agreement and this letter agreement, no Person has any agreement or option, or any legal or contractual right or privilege capable of becoming an agreement or option for the purchase, acquisition or transfer from the undersigned or the applicable holder any of the Subject Securities or any interest therein or right thereto;
(d)    the only securities of the Company beneficially owned or controlled, directly or indirectly, by the undersigned on the date hereof are the Subject Securities;
(e)    except as provided for in this letter agreement, none of the Subject Securities is subject to any power of attorney, proxy, voting trust, vote pooling or other agreement with respect to the voting or right to vote, call meetings of any of the shareholders of the Company or give consents or approvals of any kind; and
(f)    there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any Governmental Entity, or, to the knowledge of the undersigned, threatened against the undersigned or any of his or her property that, individually or in the aggregate, would reasonably be expected to prevent or delay the undersigned’s ability to perform his or her obligations hereunder. There is no order of any Governmental Entity against the undersigned that would reasonably be expected to prevent or delay the undersigned’s ability to perform his or her obligations hereunder.
6.    Acknowledgement of Reliance by the Purchaser. The undersigned acknowledges that the Purchaser is relying on the representations and warranties of the undersigned set forth in this letter agreement in connection with the Purchaser’s execution and delivery of this letter agreement, the Arrangement Agreement and the Horizon Arrangement Agreement.
7.    Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants that:
(a)    neither the execution and delivery by the Purchaser of this letter agreement nor the performance of the Purchaser’s obligations hereunder will result in a breach of (i) any agreement or instrument to which the Purchaser is a party or (ii) any Law or any judgment, decree, order or award of any Governmental Entity, except in each case as would not reasonably be expected to materially impair the ability of the Purchaser to perform the Purchaser’s obligations hereunder; and
(b)    there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any Governmental Entity, or, to the knowledge of the Purchaser, threatened against the undersigned or any of its property that, individually or in the aggregate, would reasonably be expected to prevent or delay the Purchaser’s ability to perform its obligations hereunder. There is no order of any Governmental Entity against the undersigned that would reasonably be expected to prevent or delay the Purchaser’s ability to perform its obligations hereunder.
8.    Acknowledgement of Reliance by the Undersigned. The Purchaser acknowledges that the undersigned is relying on the representations and warranties of the Purchaser set forth in this letter agreement in connection with the undersigned’s execution and delivery of the this letter agreement.
9.    Public Announcement; Filings. The undersigned agrees that the details of this letter agreement may be described in any press release, proxy statement or information circular or other communication prepared by the Company or the Purchaser in connection with the Arrangement or the Horizon Arrangement and in any material change report prepared by the Company or the Purchaser in connection with the execution and delivery of this letter agreement and the undersigned further agrees to this letter agreement being made publicly available, including by filing on EDGAR and SEDAR+ and by any filings required under Securities Laws (including disclosure of the undersigned’s identity and the nature of his or her commitments, arrangements and understandings under this letter agreement and any other information required by Law), in accordance with Securities Laws.
10.    Governing Law. This letter agreement shall be governed, including as to validity, interpretation and effect, by the Laws of the Province of British Columbia and the Laws of Canada applicable therein and each of the parties hereto hereby irrevocably attorn to the non-exclusive jurisdiction of the courts of the Province of British Columbia in respect of all matters arising under and in relation to this letter agreement.
11.    Binding Effect; Assignment. This letter agreement shall be binding upon the undersigned and the Purchaser and upon their respective successors and permitted assigns (as applicable), provided that neither the undersigned nor the Purchaser may assign, delegate or otherwise transfer any of his, her or its respective rights, interests or obligations under this letter agreement without the prior written consent of the other.
12.    Performance. The undersigned acknowledges and agrees that the Purchaser would be damaged irreparably in the event any of the provisions of this letter agreement are not strictly performed in accordance with their specific terms or otherwise are breached or violated. Accordingly, the undersigned agrees that, without posting bond or other undertaking, the Purchaser will be entitled to seek an injunction or injunctions to prevent breaches or violations of the provisions of this letter agreement and to seek to enforce by specific performance this letter agreement and the terms and provisions hereof. Such remedies shall not be exclusive remedies for the breach or threatened breach of this Agreement but shall be in addition to all other remedies at law or in equity.
13.    Counterparts. This letter agreement may be executed in any number of counterparts (including counterparts by electronic mail) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The parties shall be entitled to rely upon delivery of an executed electronic copy of this letter agreement, and such executed electronic copy shall be legally effective to create a valid and binding agreement between the parties.
If the foregoing is in accordance with the Purchaser’s understanding and is agreed by the Purchaser, please signify the Purchaser’s acceptance by executing the enclosed copies of this letter agreement where indicated below by an authorized signatory of the Purchaser and return the same to the undersigned, upon which this letter agreement as so accepted shall constitute an agreement among the Purchaser and the undersigned.

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Yours truly,

[COMPANY SHAREHOLDER]

Accepted and agreed as of the date first written above.

ROYAL GOLD, INC.

Per:
Name:
Title:

Signature Page to Company Voting Agreement (Sandstorm)

SCHEDULE A
Company Securities in Respect of Which
Beneficial Ownership, Control or Direction is Held

Securityholder Name	________________________________

Company Shares (#)	________________________________
Company Options (#)	________________________________
Company RSRs (#)	________________________________
Company PSRs (#)	________________________________